UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2017

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware	91-0425694
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of principal executive offices)	(Zip Code)

(312) 544-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On July 26, 2017, The Boeing Company issued a press release reporting its financial results for the second quarter of 2017. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

99.1	Press Release issued by The Boeing Company dated July 26, 2017, reporting Boeing's financial results for the second quarter of 2017, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY
(Registrant)

/s/ Robert E. Verbeck
Robert E. Verbeck

Senior Vice President, Finance and Corporate Controller
July 26, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by The Boeing Company dated July 26, 2017, reporting Boeing's financial results for the second quarter of 2017, furnished herewith.

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